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                                                                   Exhibit 10.2

                               As of June 30, 1995

Pool Company
10375 Richmond Avenue
Houston, Texas 77042

Attn:    R.A. Johannsen, Treasurer

         RE:      Fourth Amendment to 1994 Restated Credit Agreement

Gentlemen:

         Reference is made to the Restated Credit Agreement dated as of August 15, 1994 (as modified and amended, the "CREDIT AGREEMENT"), among Pool Company ("BORROWER"), NationsBank of Texas, N.A., and National Bank of Canada ("LENDERS"), and NationsBank of Texas, N.A., as Agent ("AGENT"). Unless otherwise indicated, all capitalized terms herein are used as defined in the Credit Agreement.

         Borrower, Agent and Lenders desire to amend the Credit Agreement by extending the Termination Date to April 7, 1997 as hereinafter described. Therefore, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, Agent and Lenders agree as follows:

         1. Termination Date. SECTION 10.3 of the Credit Agreement ("Other Definitions"), is hereby amended by amending the definition of "TERMINATION DATE" to read in its entirety as follows:

                  TERMINATION DATE means 12:00 Noon on the earlier of either (a) April 7, 1997, or (b) the date Lenders' Commitments are terminated in accordance with this Agreement.

         2. Cash Collateral Account. Paragraph 3 of the Third Amendment and Waiver to 1994 Restated Credit Agreement dated as of June 13, 1995 (the "THIRD AMENDMENT"), regarding the Cash Collateral Account, is hereby amended by deleting the reference to "bank accounts listed on Exhibit A to Borrower's letter to Agent dated May 16, 1995" in its entirety, and inserting in lieu thereof the following:

         "bank account with Bank of America, N.T. & S.A., account number 12336-20584"

         3. Obligors. Paragraph 15 of the Third Amendment, regarding Obligors, is hereby amended by deleting the reference to "Westex Petroleum Service, Inc." in its entirety, and inserting in lieu thereof "Westex Production Service, Inc."

         4. Conditions. This Amendment shall not be effective until it has been duly executed and delivered by all parties named below, and Agent has received from Borrower any documentation that Agent may reasonably request related hereto.

         5. Representations and Warranties. Borrower represents and warrants that it possesses all requisite power and authority to execute, deliver and comply with the terms of this instrument, which has been duly authorized and approved by all necessary corporate action and for which no consent of any person is required, and agrees to furnish Agent with evidence of such authorization and approval upon request.



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         6.       Fees and Expenses.  Borrower agrees to pay the reasonable fees and expenses of counsel to Agent for services rendered in connection with the preparation, negotiation and execution of this instrument.

         7. Loan Paper; Effect. This instrument is a Loan Paper and, therefore, is subject to the applicable provisions of Section 12 of the Credit Agreement, all of which are incorporated herein by reference the same as if set forth herein verbatim. Except as amended in this instrument, the Loan Papers are and shall be unchanged and shall remain in full force and effect. In the event of any inconsistency between the terms of the Credit Agreement as hereby modified (the "AMENDED AGREEMENT") and any other Loan Papers, the terms of the Amended Agreement shall control and such other document shall be deemed to be amended hereby to conform to the terms of the Amended Agreement. Borrower hereby releases Agent and Lenders from any liability for actions or failures to act in connection with the Loan Papers prior to the date hereof.

         8. No Waiver of Defaults. This instrument does not constitute a waiver of Lenders' right to insist upon future compliance with each term, covenant, condition and provision of the Loan Papers, and the Loan Papers shall continue to be binding upon, and inure to the benefit of, Borrower, Guarantors, Lenders, Agent, and their respective successors and assigns.

         9. Multiple Counterparts. This instrument may be executed in more than one counterpart, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument.

         10. Final Agreement. THE LOAN PAPERS, AS AMENDED HEREBY, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

         If the foregoing terms and conditions are acceptable to Borrower, Borrower should indicate its acceptance by signing in the space provided below, whereupon this letter shall become an agreement binding upon and inuring to the benefit of Agent, Lenders and Borrower and their respective successors and assigns.

Very truly yours,

NATIONSBANK OF TEXAS, N.A.,           NATIONAL BANK OF CANADA,
as Agent and a Lender                 as a Lender


By         /S/  JAMES R. ALLRED       By             /S/  LARRY L. SEARS
         ------------------------              --------------------------------
         James R. Allred                       Larry L. Sears
         Vice President                        Group Vice President


                                      By            /S/  DOUGLAS G. CLARK
                                               --------------------------------
                                               Douglas G. Clark
                                               Vice President

         Accepted and agreed to as of the day and year first set forth in the foregoing letter.

                                      POOL COMPANY

                                      By             /S/  E. J. SPILLARD
                                               --------------------------------
                                               E.J. Spillard
                                               Senior Vice President of Finance



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                                      By                /S/  R. A. JOHANNSEN

                                               R.A. Johannsen
                                               Treasurer


                        GUARANTORS' CONSENT AND AGREEMENT

         As an inducement to Agent and Lenders to execute, and in consideration of Agent's and Lenders' execution of the foregoing, the undersigned hereby consent thereto and agree that the same shall in no way release, diminish, impair, reduce or otherwise adversely affect the respective obligations and liabilities of each of the undersigned under the Guaranty executed by the undersigned, or any agreements, documents or instruments executed by any of the undersigned to create liens, security interests or charges to secure any of the indebtedness under the Loan Papers, all of which obligations and liabilities are, and shall continue to be, in full force and effect. This consent and agreement shall be binding upon the undersigned, and the respective successors and assigns of each, and shall inure to the benefit of Agent and Lenders, and respective successors and assigns of each.

                                      POOL ENERGY SERVICES CO.
                                      POOL ENERGY HOLDING, INC.
                                      POOL COMPANY (HOUSTON) INC.
                                      POOL COMPANY (TEXAS) INC.
                                      ASSOCIATED PETROLEUM SERVICES, INC.
                                      POOL PRODUCTION SERVICES, INC.
                                      POOL ALASKA, INC.
                                      POOL AMERICAS, INC.
                                      POOL INTERNATIONAL, INC.
                                      POOL-AUSTRALIA, INC.
                                      THE INTERNATIONAL AIR DRILLING
                                               COMPANY
                                      POOL HORIZONTAL DRILLING SERVICES CO.
                                      POOL CALIFORNIA ENERGY SERVICES, INC.
                                               (FORMERLY CALIFORNIA PRODUCTION
                                               SERVICE, INC.)
                                      BIG 10 FISHING TOOL COMPANY, INC.


                                      By             /S/  E. J. SPILLARD
                                               --------------------------------
                                               E. J. Spillard
                                               Senior Vice President, Finance,
                                               of each Obligor

                                      By             /S/  R. A. JOHANNSEN
                                               --------------------------------
                                               R. A. Johannsen
                                               Treasurer of each Obligor



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